SUPPLEMENT dated February 4, 1997


                             TO THE PROSPECTUSES OF

                      STANDISH EQUITY FUND ("EQUITY FUND")
          STANDISH SMALL CAPITALIZATION EQUITY FUND ("SMALL CAP FUND")
                                Dated May 1, 1996

                                       and

           STANDISH SMALL CAPITALIZATION EQUITY FUND II ("SMALL FUND")
                             Dated October 11, 1996

         Each of the above-referenced Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code.